DIAMOND HILL BANK & FINANCIAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2002
                           (Revised October 28, 2002)

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Diamond Hill Funds dated April 30, 2002. This SAI incorporates by reference the Trust's Annual Report to Shareholders for the ten-month period ended December 31, 2001 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Sub-Transfer Agent at 221 East Fourth Street, Suite 300, Cincinnati, Ohio, or by calling 1-888-BANK-595.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE

DESCRIPTION OF THE TRUST....................................................   3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.......   4

INVESTMENT LIMITATIONS......................................................   7

SHARES OF THE FUND..........................................................   9

THE INVESTMENT ADVISER......................................................   9

TRUSTEES AND OFFICERS.......................................................  11

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  15

DISTRIBUTION PLANS .........................................................  18

DETERMINATION OF SHARE PRICE................................................  19

TAXES......................................................................   20

INVESTMENT PERFORMANCE......................................................  21

CUSTODIAN...................................................................  26

SUB-ADMINISTRATOR, SUB-FUND ACCOUNTANT AND
   SUB-TRANSFER AGENT.......................................................  26

ACCOUNTANTS.................................................................  26

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DISTRIBUTOR.................................................................  26

PRINCIPAL HOLDERS OF OUTSTANDING SHARES.....................................  27

FINANCIAL STATEMENTS........................................................  29

DESCRIPTION OF THE TRUST

     Diamond Hill Bank & Financial Fund (the "Fund'), formerly known as The Banc Stock Group Fund, was organized as a series of Diamond Hill Funds (the "Trust"), formerly known as The BSG Funds. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the "Shares"). The Fund is one of four series currently authorized by the Trustees. There are currently two classes of Shares:
Class A and Class C.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

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     As  of  March  31,  2002,  the  Fund's  investment  adviser,  Diamond  Hill
Securities, Inc., 375 North Front Street Suite 300, Columbus, Ohio 43215 (the "Adviser"), beneficially owned 0% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. SHORT SALES. The Fund may engage in short sales. When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

     At any time that the Fund has an open short sale position, the Fund is required to segregate with the Custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale - the Fund's possible losses may exceed the total amount of deposits. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 35% of the value of the Fund's net assets.

     The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

     Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

     B. OPTION TRANSACTIONS. The Fund may engage in option transactions involving individual securities and market indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. The Fund will sell (write) put options only if the Fund is selling an equivalent amount of the same security short. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.

     When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     C. ILLIQUID SECURITIES. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     D. EQUITY SECURITIES. The Fund may invest in common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"). The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of a Fund will fluctuate. Securities in a Fund's portfolio may decrease in value or not increase as much as the market as a whole. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

     At times, a portion of the Fund may be invested in companies with short operating histories ("new issuers") and in initial public offerings ("IPOS"), and such investments could be considered speculative. New issuers are relatively unseasoned and may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. New issuers will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. To the extent the Fund invests in smaller capitalization companies, the Fund will also be subject to the risks associated with such companies. Smaller capitalization companies, IPOs and new issuers may experience lower trading volumes than larger capitalization, established companies and may experience higher growth rates and higher failure rates than larger capitalization companies. Smaller capitalization companies, IPOs and new issuers also may have limited product lines, markets or financial resources and may lack management depth.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in any particular industry other than the banking and financial institutions industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     5.   LOANS. The Fund will not loan its portfolio securities.

     6. REVERSE REPURCHASE AGREEMENTS. The Fund will not enter into reverse repurchase agreements.

SHARES OF THE FUND

     Two classes of Shares, Class A shares and Class C shares, are authorized for the Fund. Both classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of both classes is expected to differ from time to time.

     A contingent deferred sales charge ("CDSC"), based on the lower of the shares' cost and current net asset value, of 2% will be charged if the shares are redeemed within one year of the purchase date or 1% if redeemed after one year but before two years of the purchase date.

     The CDSC imposed on Class C shares will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

     Trustees, directors, officers and employees of the Trust, the Adviser, service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase and redeem shares of the Fund without paying a sales charge. Broker-dealers with selling agreements with the Distributor and employee benefit plans established by same, clients of the Adviser and shareholders of Diamond Hill Investment Group, Inc. and employer-sponsored retirement plans, may purchase and redeem shares of the Fund without paying a sales charge. In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the Distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales changes for these investors.

THE INVESTMENT ADVISER

     Effective November 30, 2000, the Fund's investment adviser is Diamond Hill Securities, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215 (the "Adviser"). The Adviser is a wholly owned subsidiary of Diamond Hill Capital
Management, Inc. and also serves as the Fund's distributor. Diamond Hill Investment Group, Inc. ("DHIG") owns all of the issued and outstanding capital stock of Diamond Hill Capital Management, Inc. and therefore, DHIG controls the Adviser. Prior to November 30, 2000, Diamond Hill Capital Management, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215, an affiliate of the Adviser, served as the Fund's investment adviser.

     Under the terms of the management agreement with the Adviser (the "Management Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

     For the fiscal years ended February 28, 1999 and February 29, 2000, the Fund paid investment management fees to Diamond Hill Capital Management, Inc. of $435,072, and $277,238, respectively. For the fiscal year ended February 28, 2001, the Fund paid investment management fees of $92,221 to Diamond Hill Capital Management and $39,074 to the Adviser. For the ten month period ended December 31, 2001, the Fund paid investment management fees to the Adviser of $111,582.

     The Adviser and its parent company retain the right to use the name "Diamond Hill" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Diamond Hill" automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     Under the terms of an administration agreement with the Adviser (the "Administration Agreement"), the Adviser renders all administrative and supervisory services to the Fund. The Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations.

     Under the Administration Agreement, the Adviser assumes and pays all ordinary expenses of the Fund not assumed by the Fund. The Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and extraordinary or non-recurring expenses. The Fund also pays expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act.

     Pursuant to the Administration Agreement, the Adviser receives a fee which is paid monthly at an annual rate of 0.45% of the Fund's average daily net assets. The total administrative services fee the Adviser was paid by the Fund for fiscal years ended February 29, 2000 and February 28, 2001, and for the ten-month period ended December 31, 2001 were $0, $13,245 and $52,360, respectively.

TRUSTEES AND OFFICERS

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee or officer who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

                                           Year First
                                           Elected a                                  Number of
                                           Trustee                                    Portfolios      Other
                                           and/or                                     in Trust        Directorships
                                           Officer of    Principal Occupation(s)      Overseen by     Held by
Name, Address and Age      Position Held   the Fund1     During Past Five Years       Trustee         Trustee2
---------------------      -------------   ---------     ----------------------       -------         --------

"Interested"3 Trustees
Roderick H. Dillon, Jr. *  Trustee         2000          President, Chief                6            None
Year of Birth: 1956                                      Executive Officer and
375 North Front                                          Chief Investment Officer
Street, Suite 300                                        of The Diamond Hill
Columbus, Ohio  43215                                    Investment Group, Inc.,
                                                         Columbus, Ohio, since
                                                         April 2000; Vice
                                                         President with Loomis,
                                                         Sayles & Company, a
                                                         financial services
                                                         company, from October
                                                         1997 to April 2000;
                                                         President and Chief
                                                         Investment Officer of
                                                         Dillon Capital
                                                         Management, an
                                                         investment advisory
                                                         firm, from July 1993 to
                                                         October 1997.

                                       11

William P. Zox  *          Trustee         2000          Investment Analyst with         6            None
Year of Birth: 1967                                      Diamond Hill Capital
375 North Front                                          Management, Inc., since
Street, Suite 300                                        January 2001; Partner
Columbus, Ohio  43215                                    with Schottenstein, Zox
                                                         and Dunn Co. LPA, 41 S.
                                                         High St., Columbus, Ohio
                                                         43215, a law firm, from
                                                         January 2000 to December
                                                         2000; Associate with
                                                         Schottenstein, Zox and
                                                         Dunn Co. LPA from July
                                                         1993 to January 2000.

Other Officers

James F. Laird *           President,      2001          President of Diamond Hill        N/A         None
Year of Birth: 1957        Treasurer,                    Securities, Columbus,
375 North Front            and Chief                     Ohio, since July 2001;
Street, Suite 300          Financial                     Vice President-Corporate
Columbus, Ohio  43215      Officer                       Strategy with Nationwide
                                                         Insurance from January
                                                         2001 to July 2001; Senior
                                                         Vice President-Product
                                                         Development with
                                                         Villanova Capital from
                                                         February 1999 through
                                                         December 2000; Vice
                                                         President and General
                                                         Manager with Nationwide
                                                         Advisory Services from
                                                         January 1995 through
                                                         February 1999 and
                                                         Treasurer with
                                                         Nationwide Mutual Funds
                                                         from January 1995
                                                         through December 2000.

Sandra L. Quinn            Secretary       2002          Vice President and               N/A         None
Year of Birth:                                           Secretary of Diamond Hill
375 North Front                                          Investment Group, Inc;
Street, Suite 300                                        Vice President and
Columbus, Ohio  43215                                    Secretary of Diamond Hill
                                                         Securities, Inc.; and
                                                         Vice President and
                                                         Secretary of Diamond Hill
                                                         Capital Management, Inc.
                                                         since 1991.

"Non-Interested"
Trustees

John M. Bobb               Trustee         1997          Director of Headwaters           6           None
Year of Birth: 1941                                      Group, 8200 Clouse Road,
8200 Clouse Road                                         New Albany, Ohio, a fine
New Albany, Ohio 43054                                   arts consulting agency,
                                                         1994 to present.

                                       12

George A. Skestos          Trustee         2000          President of Homewood            6           None
Year of Birth: 1968                                      Corporation, 750
750 Northlawn Drive                                      Northlawn Drive,
Columbus, Ohio  43214                                    Columbus, Ohio  43214, a
                                                         real estate development
                                                         firm, since September
                                                         1999; Director of the
                                                         Midland Life Insurance
                                                         Company since April 1998;
                                                         Officer of Huntington
                                                         Capital Corp. from April
                                                         1994 to September 1997.

Archie M. Griffin          Trustee         2001          Associate Director of            6           Abercrombie & Fitch;
Year of Birth: 1954                                      Athletics at The Ohio                        Motorists Insurance
410 Woody Hayes Drive                                    State University since
Columbus, OH  43210                                      1994; Director or Trustee
                                                         of Abercrombie & Fitch,
                                                         Motorists Insurance and
                                                         The Ohio Automobile Club.

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Trust) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser to the Fund, Diamond Hill Securities, Inc., or its affiliated entities.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

                                                       Aggregate Dollar Range1
                              Dollar Range             of Shares Owned
                              of Fund                  in All Funds Within the
Name of Director              Shares Owned1            Trust Overseen by Trustee
"Non-Interested" Trustees

John Bobb                     $0-$10,000               $0-$10,000

George A. Skestos             $0                       $0

Archie M. Griffin             $0                       $0

"Interested" Trustees

Roderick H. Dillon, Jr.       $0                       Over $100,000

William P. Zox                $0                       Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for "interested" trustees include shares owned through Diamond Hill's retirement plan and 401(k) Plan.

     Trustee fees are Trust expenses. The compensation paid to the Trustees for the ten-month period ended December 31, 2001 is set forth in the following table:

                               COMPENSATION TABLE

                                           Pension or
                                           Retirement                        Total
                                           Benefits         Estimated        Compensation
                          Aggregate        Accrued as       Annual           from the Trust
                          Compensation     Part of Fund     Benefits Upon    Paid to
Trustee                   from the Trust   Expense          Retirement       Trustee1,
-------                   --------------   -------          ----------       ---------
Roderick H. Dillon, Jr.   None             None             None             None

Lisa R. Hunter            None             None             None             None

John M. Bobb              $3,750           None             None             $3,750

George A. Skestos         $1,250           None             None             $1,250

William P. Zox            $1,000           None             None             $1,000

Archie M. Griffin         $2,250           None             None             $2,250

1    The Trust consists of 6 series, including the Fund.

*    Ms. Hunter no longer serves as a Trustee of the Trust.

     The Board has no standing committees.

     Messrs. Dillon and Zox are members of Diamond Hill Investment Partners, L.P., a private investment partnership, a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the Investment Company Act of 1940 and for which Diamond Hill Capital Management, Inc. serves as investment adviser and Diamond Hill General Partner, LLC, a limited liability company of which Diamond Hill Capital Management, Inc. serves as managing member, serves as general partner.

     During the past fiscal year, the Trustees considered and approved the renewal of the Fund's investment advisory agreement with the Adviser. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and administrative services fee on the expense ratio of the Fund;

     o the effect of the investment advisory fee and administrative services fee on the nature or level of services to be provided the Fund;

     o    the investment performance of the Fund;

     o    information   on   the   investment   performance,    advisory   fees,
          administrative service fees and expense ratios of other registered investment companies within the Trust;

     o information on the investment performance, advisory fees and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives and size to the Fund;

     o the investment approach used by the Adviser in the daily management of the Fund;

     o    information on the Adviser's portfolio manager;

     o the continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o    any soft dollars received by the Adviser from the Fund's trades;

     o    commissions   received  by  the  Adviser,   for  executing  securities
          transactions on behalf of the Fund;

     o ancillary benefits received by the Adviser and its affiliates as a result of their provision of investment advisory and other services to the Fund.

     The Trustees also considered financial information about the Adviser's costs, an analysis of historical profitability to the Adviser and its affiliates of the Fund's contracts, and the importance of supporting quality, long-term service by the Adviser to help achieve solid investment performance.

     The Trustees and Officers of the Trust as a group own less than 1% of the shares of the Fund.

     The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that the Adviser, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Mesirow Financial, Inc.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

Therefore, the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions. However, the Adviser may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Mesirow Financial, Inc.

     The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates, or any affiliates of affiliates, of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to the Adviser, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and
(b) at least as favorable to the Fund as commissions contemporaneously charged by the Adviser on comparable transactions for its most favored unaffiliated customers, except for customers of the Adviser considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by the Adviser to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

     The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by the Adviser from brokerage commissions generated from portfolio transactions of the Fund.

     While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. The Adviser will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser or any of its affiliates. The Adviser and its affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Fund) are filled.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for the Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. In addition, the Adviser (not the Fund), in its capacity as distributor for the Fund, may compensate brokers and other intermediaries for directing assets to or retaining assets in the Fund. The Adviser is a registered broker-dealer and it is anticipated that it will receive brokerage commissions from the Fund. The Adviser is wholly owned by Diamond Hill Investment Group, Inc., a corporation which invests in financial services companies.

     For the fiscal years ended February 28, 1999, February 29, 2000, and February 28, 2001, the Fund paid total brokerage commissions of $204,588, $144,454, and $75,353, respectively. For the ten month period ended December 31, 2001, the Fund paid total brokerage commissions of $26,325. For the fiscal year ended February 28, 1999, the Adviser was paid $204,558 for effecting 100% of the Fund's brokerage transactions. For the fiscal year ended February 29, 2000, the Adviser was paid $144,454 in commissions for effecting 100% of the Fund's brokerage transactions. For the fiscal year ended February 28, 2001, the Adviser was paid $75,179 in commissions for effecting 99% of the Fund's brokerage transactions. For the ten month period ended December 31, 2001, the Adviser was paid $20,633 in commissions for effecting 78% of the Fund's brokerage transactions.

DISTRIBUTION PLANS

     Effective March 1, 1999, each class has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. Pursuant to the Plans, the Fund will pay the Adviser a fee for the Adviser's services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares. In addition, the Fund will pay the Adviser a service fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. Payments received by the Adviser pursuant to either Plan may be greater or less than distribution expenses incurred by the Adviser with respect to the applicable class and are in addition to fees paid by the Fund pursuant to the Management Agreement.

     Under the Plans, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold
Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this
Plan) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders;
(d) costs of formulating and
implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plans. The Fund does not participate in any joint distribution activities with other mutual funds.

     The Trustees expect that the Plans will significantly enhance the Fund's ability to expand distribution. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

     The Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person. Continuation of the Plans and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. Roderick H. Dillon, Jr., a Trustee and officer of the Trust, William P. Zox, a Trustee of the Trust, and James Laird, an officer of the Trust, may benefit indirectly from payments received by the Adviser under the Plans because of their relationships with the Adviser and its affiliates.

     The table below states the amounts paid under the Fund's distribution plans for the ten-month period ended December 31, 2001.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

Type of Expense                                  Amount Paid
--------------------------------------------------------------------------------
                                                 Class A Shares   Class C Shares

Advertising                                      $0               $0
Printing and Mailing of Prospectuses             $0               $0
Compensation to Underwriters                     $0               $0
Compensation to Broker-Dealers                   $30,718          $1,082
Compensation to Sales Personnel                  $0               $0
Interest, Carrying, or Other Financial Charges   $0               $0
Total                                            $30,718          $1,082

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon the calculation of the net asset value at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon the net asset value at the close of the Exchange on the next day thereafter on which the Exchange is open for trading.

     The net asset value per share for a class is calculated by adding the value of all securities and other assets of the Fund allocable to the class, deducting liabilities allocable to that class and dividing by the number of that class' shares outstanding. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

TAXES

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

INVESTMENT PERFORMANCE

             CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)^n=ERV

Where:    P   = a hypothetical $1,000 initial investment
          T   = average annual total return
          n   = number of years
          ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns for Class A shares of the Fund for the annual period ended December 31, 2001 and for the period from August 1, 1997 (inception) to December 31, 2001 were 16.80% and 8.50%, respectively. The average annual total return for Class C shares of the Fund for the annual period ended December 31, 2001 and for the period from June 3, 1999 (commencement of operations) to December 31, 2001 was 21.35% and 9.35%, respectively.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

                  1 YEAR (%)    SINCE INCEPTION1 (%)
                  ----------------------------------
Class A Shares    16.80                7.92
Class C Shares    21.35                9.29

1 Inception date for Class A Shares - August 1, 1997; Class C Shares - June 3, 1999

     The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    = a hypothetical initial payment of $1,000
     T    = average annual total return (after taxes on distributions)
     n    = number of years
     ATVD = ending  value  of  a  hypothetical  $1,000  payment   made   at  the
            beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001,were:

                  1 YEAR (%)    SINCE INCEPTION1 (%)
                  ----------------------------------
Class A Shares    10.23                6.65
Class C Shares    12.22                7.57

1 Inception date for Class A shares - August 1, 1997; Class C Shares - June 3, 1999

The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P     = a hypothetical initial payment of $1,000
     T     = average  annual  total  return  (after  taxes  on distributions and redemptions)
     n     = number of years
     ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

                          NON-STANDARDIZED PERFORMANCE
                          ----------------------------

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total return of Class A shares of the Fund as calculated in this manner for the period from August 1, 1997 (inception) to December 31, 2001 was 52.17%. The total return of Class C shares of the Fund as calculated in this manner for the period from June 3, 1999 (commencement of operations) to December 31, 2001 was 25.92%. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the commencement of operations of each class of shares of the Fund) as of the end of a specified period. These values, for Class A shares and Class C shares of the Fund for the period ended December 31, 2001, were $15,217 and $12,592, respectively. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to the S&P 1500 Supercomposite Financial Index and NASDAQ Bank Index (the "Indexes"), and the performance of the Indexes as well as the Fund may be compared to other well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. With respect to the Indexes, shareholders should be aware that the Fund invests in banks and other securities that are not included in the Indexes. The performance of the Indexes should not be considered indicative of future performance of the Fund.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

SUB-ADMINISTRATOR, SUB-FUND ACCOUNT AND SUB-TRANSFER AGENT

     Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4311, pursuant to the Administration, Accounting and Transfer Agency Agreement (the "Sub-Administration Agreement") entered into between Integrated and the Adviser, acts as the Fund's sub-transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Integrated. also acts as the Fund's sub-administrator and, in such capacity, manages the Fund's business affairs. In addition, Integrated., in its capacity as fund sub-accountant, provides the Fund with certain monthly reports, record-keeping and other management-related services. Fees of Integrated are paid by the Adviser under the Administration Agreement.

ACCOUNTANTS

     The firm of Crowe, Chizek and Company LLP, One Columbus, 10 West Broad Street, Columbus, Ohio 43215, has been selected as independent public accountants for the Trust for the ten-month period ended December 31, 2001 and for the fiscal year ending December 31, 2002. Crowe, Chizek and Company LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested. The Fund's financial statements incorporated by reference herein for fiscal years ended on or before February 28, 2001 were audited by McCurdy & Associates, CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145.

DISTRIBUTOR

     Diamond Hill Securities, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215 (the "Adviser"), which also serves as the Fund's investment adviser, is the exclusive agent for distribution of shares of the Fund. The Adviser is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The total amount of underwriting commissions paid by the Fund with respect to Class A shares for the fiscal years ended February 28, 1999, February 29, 2000, and February 28, 2001, were $52,455, $20,422, and
$8,532, respectively, of which the Adviser, in its capacity as distributor for the Fund, retained $17,762, $1,545, and $2,013 in total underwriting commissions for the respective periods. The total amount of underwriting commissions paid by the Fund with respect to Class A shares for the ten-month period ended December 31, 2001 was $8,275 of which the Adviser, in its capacity as distributor for the Fund retained $2,442 in total underwriting commissions for such ten-month period. The total amount of underwriting commissions paid by the Fund with respect to Class C shares for the period from June 3, 1999 (commencement of operations) through February 29, 2000 and for the fiscal year ended February 28, 2001 were $845 and $0, respectively, of which the Adviser, in its capacity as distributor for the Fund, retained $0 and $0 in total underwriting commissions for the respective periods. The total amount of underwriting commissions paid by the Fund with respect to Class C shares for the ten-month period ended December 31, 2001 was $0 of which the Adviser, in its capacity as distributor for the Fund retained $0 in total underwriting commissions for such ten-month period.

     Diamond Hill Securities, Inc., the principal underwriter and investment adviser of the Fund, received the following commissions and other brokerage compensation from the Fund during the ten month period ended December 31, 2001:

                   Net Underwriting   Compensation on
Name of Principal   Discounts and     Redemptions and   Brokerage     Other
   Underwriter       Commissions        Repurchases    Commissions  Compensation
   -----------       -----------        -----------    -----------  ------------

                    Class A shares     Class A shares
                    ---------------------------------
Diamond Hill
  Securities, Inc.     $32,286             $0            $319,268       $0

                    Class C shares     Class C shares
                    ---------------------------------
                       $0                  $2,442

James F. Laird, President, Treasurer and Chief Financial Officer of the Trust is a Director, President, Treasurer and Chief Financial Officer of the principal underwriter of the Fund. Sandra L. Quinn, Secretary of the Trust, is Vice President and Secretary of the principal underwriter of the Fund.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of March 31, 2002, the following persons owned 5% or more of a class of the Fund's outstanding shares:

FUND CLASS       NAME AND ADDRESS OF OWNER               PERCENTAGE OF OWNERSHIP

Class A          Trust Company of America FBO 75                 10.05%
                 P.O. Box 6503
                 Englewood, CO  80155

Class A          NFSC FEBO # Y02-138827                           6.97%
                 Farmizer Investment PTE Ltd.
                 Morgan Trust Co Bahamas Ltd.
                 P. O. Box N-4899
                 Nassau, Bahamas N4899

Class C          NFSC FEBO #01A-150665                           17.20%
                 Stephanie P. Anderson
                 John D. Anderson
                 1066 Banner Square

Class C          McDonald Investments Inc. (FBO)*                15.32%
                 85901623
                 800 Superior Avenue, Suite 2100
                 Cleveland, OH  44114

Class C          Raymond James & Assoc. Inc.                     13.65%
                 FBO Freed Jerrold
                 BIN #60150671
                 880 Carillon Pkwy.
                 St. Petersburg, FL  33716

Class C          NFSC FEBO # 0BX-029386                          11.34%
                 FBO Melissa S. Clarke
                 82 Devonshire
                 Mail Zone L 17C
                 Boston, MA  02109

Class C          McDonald Investments Inc. (FBO)*                 8.73%
                 15825802
                 800 Superior Avenue, Suite 2100
                 Cleveland, OH  44114

Class C          NFSC FEBO #145-265349                            6.95%
                 FMT Co Cust IRA Rollover
                 FBO Gerard J. Candeloro
                 62 Washington Street, Fl 2
                 Mystic, CT  06355

Class C          McDonald Investments Inc. (FBO)*                 6.55%
                 8590195
                 800 Superior Avenue, suite 2100
                 Cleveland, OH  44114

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

FINANCIAL STATEMENTS

     The financial statements and independent accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Diamond Hill Funds' Annual Report to Shareholders for the ten-month period ended December 31, 2001. The Fund will provide the Annual Report without charge at written request or request by telephone.

                             DIAMOND HILL FOCUS FUND

                           DIAMOND HILL SMALL CAP FUND

                           DIAMOND HILL LARGE CAP FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2002
                           (Revised October 28, 2002)

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of, dated April 30, 2002. This SAI incorporates by reference the Trust's Annual Report to Shareholders for the ten-month period ended December 31, 2001 ("Annual Report"). A free copy of the Prospectus can be obtained by writing the Sub-Transfer Agent at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or by calling 1-888-226-5595.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

DESCRIPTION OF THE TRUST.....................................................  3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........  4

INVESTMENT LIMITATIONS.......................................................  7

SHARES OF THE FUNDS..........................................................  9

THE INVESTMENT ADVISER......................................................  10

TRUSTEES AND OFFICERS.......................................................  11

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  16

DISTRIBUTION PLANS..........................................................  18

DETERMINATION OF SHARE PRICE................................................  20

TAXES.......................................................................  21

INVESTMENT PERFORMANCE......................................................  22

CUSTODIAN...................................................................  27

SUB-ADMINISTRATOR, SUB-FUND ACCOUNTANT AND
   SUB-TRANSFER AGENT.......................................................  27

ACCOUNTANTS.................................................................  28

DISTRIBUTOR.................................................................  28

PRINCIPAL HOLDERS OF OUTSTANDING SHARES.....................................  28

FINANCIAL STATEMENTS........................................................  30

DESCRIPTION OF THE TRUST

     Diamond Hill Focus Fund (a "Fund") was organized as a non-diversified series of Diamond Hill Funds (the "Trust"), formerly known as The BSG Funds, on June 23, 2000. Diamond Hill Small Cap Fund (a "Fund") was organized as a diversified series of the Trust on January 24, 2001. Diamond Hill Large Cap Fund (a "Fund," and together with the Diamond Hill Focus Fund and the Diamond Hill Small Cap Fund, the "Funds") was organized as a diversified series of the Trust on April 11, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the "Shares"). The Funds are three of four series currently authorized by the Trustees. Each Fund currently has two classes of Shares: Class A and Class C.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     The differing sales charges and other expenses applicable to the different classes of a Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

     Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

     As of March 31, 2002, the Funds' investment adviser, Diamond Hill Capital Management, Inc., 375 North Front Street , Suite 300, Columbus, OH 43215 (the "Adviser"), beneficially owned 3.02%, 3.95% and 13.62%, respectively, of the outstanding shares of the Diamond Hill Focus Fund, the Diamond Hill Small Cap and Diamond Hill Large Cap Fund. As of January 31, 2001, the Adviser's parent company, Diamond Hill Investment Group, Inc. beneficially owned no shares of the Funds.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments a Fund may make and some of the techniques it may use.

     A. EQUITY SECURITIES. Equity securities consist of common stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     Equity securities include S&P Depositary Receipts ("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

     A Fund may invest in foreign equity securities by purchasing American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of a Fund will fluctuate. Securities in a Fund's portfolio may decrease in value or not increase as much as the market as a whole. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

     At times, a portion of a Fund may be invested in companies with short operating histories ("new issuers") and in initial public offerings ("IPOs"), and such investments could be considered speculative. New issuers are relatively unseasoned and may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. New issuers will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. To the extent a Fund invests in smaller capitalization companies, the Fund will also be subject to the risks associated with such companies. Smaller capitalization companies, IPOs and new issuers may experience lower trading volumes than larger capitalization, established companies and may experience higher growth rates and higher failure rates than larger capitalization companies. Smaller capitalization companies, IPOs and new issuers also may have limited product lines, markets or financial resources and may lack management depth.

     B. REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

     C. LEVERAGING. A Fund may borrow up to five percent of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, as amended, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient Fund holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund, which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

     D. SHORT SALES. The Diamond Hill Focus Fund may engage in short sales. When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Diamond Hill Focus Fund may make a profit and, conversely, if the security increases in value, the Diamond Hill Focus Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Diamond Hill Focus Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Diamond Hill Focus Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Diamond Hill Focus Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

     At any time that the Diamond Hill Focus Fund has an open short sale position, the Diamond Hill Focus Fund is required to segregate with the Custodian (and to maintain such amount until the Diamond Hill Focus Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Diamond Hill Focus Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Diamond Hill Focus Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money the Diamond Hill Focus Fund may lose on a short sale - the Diamond Hill Focus Fund's possible losses may exceed the total amount of deposits. The Diamond Hill Focus Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 35% of the value of the Diamond Hill Focus Fund's net assets.

     The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Diamond Hill Focus Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security. For example, if the Diamond Hill Focus Fund purchases a $10 security, the most that can be lost is $10. However, if the Diamond Hill Focus Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

     Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Diamond Hill Focus Fund. In addition, because of the asset segregation requirement, the Diamond Hill Focus Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. A Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. A Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. A Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. A Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. PLEDGING. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. A Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     5.   LOANS. A Fund will not loan its portfolio securities.

     6. REVERSE REPURCHASE AGREEMENTS. A Fund will not enter into reverse repurchase agreements.

                               SHARES OF THE FUNDS

     Two classes of shares, Class A shares and Class C shares, are authorized for each Fund. Both classes of shares represent an interest in the same portfolio of investments of a Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of both classes is expected to differ from time to time.

     A contingent deferred sales charge ("CDSC"), based on the lower of the shares' cost and current net asset value, of 2% will be charged if the Class C shares are redeemed within one year of the purchase date or 1% if redeemed after one year but before two years of the purchase date.

     The CDSC imposed on Class C shares will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

     Trustees, directors, officers and employees of the Trust, the Adviser, service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase and redeem shares of a Fund without paying a sales charge. Broker-dealers with selling agreements with the Distributor and employee benefit plans established by same, clients of the Adviser and shareholders of Diamond Hill Investment Group, Inc. and employer-sponsored retirement plans, may purchase and redeem shares of a Fund without paying a sales charge. In addition, shares of a Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the Distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. Some processing organizations have been authorized by the Funds to designate other intermediaries to receive purchase and sale orders on behalf of the Funds. The Funds will be deemed to have received a purchase or sale order from authorized processing organizations when they, or if applicable, their authorized designee, receives the order. Such an order will be priced at a Fund's net asset value next computed after it is received by the processing organization or its authorized designee and accepted by the Fund. The minimum initial and subsequent investments in a Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with a Fund through a processing organization should read materials provided by the processing organization in conjunction with this Statement of Additional Information. The Trustees have determined that the Funds incur no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

THE INVESTMENT ADVISER

     Each Fund's investment adviser is Diamond Hill Capital Management, Inc., formerly known as Heartland Advisory Group, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215 (the "Adviser"). The Adviser is a wholly owned subsidiary of Diamond Hill Investment Group, Inc.

     Under the terms of each Fund's management agreement with the Adviser (each a "Management Agreement"), the Adviser manages the Fund's investments. As compensation for management services, the Diamond Hill Focus Fund, Diamond Hill Small Cap Fund, and Diamond Hill Large Cap Fund are obligated to pay the Adviser fees computed and accrued daily and paid monthly at an annual rate of 0.90%, 0.80%, and 0.70%, respectively, of the average daily net assets of the Fund.

     For the ten month period ended December 31, 2001, the Diamond Hill Focus Fund, Diamond Hill Small Cap Fund and Diamond Hill Large Cap Fund paid investment management fees of $100,474, $26,298 and $4,983, respectively, to the Adviser.

     The Adviser retains the right to use the name "Diamond Hill" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Diamond Hill" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on a Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     Under the terms of each Fund's administration agreement with the Adviser (each an "Administration Agreement"), the Adviser renders all administrative and supervisory services to the Fund. The Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations.

     Under each Administration Agreement, the Adviser assumes and pays all ordinary expenses of the Fund not assumed by the Fund. The Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and extraordinary or non-recurring expenses. The Fund also pays expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act.

     Pursuant to each Administration Agreement, the Adviser receives a fee which is paid monthly at an annual rate of 0.45% of the Fund's average daily net assets. The total administrative services fee the Adviser was paid by the Fund for the fiscal years ended February 29, 2000 and February 28, 2001, and for the ten-month period ended December 31, 2001, were $0, $22,837 and $120,014, respectively.

TRUSTEES AND OFFICERS

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee or officer who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

                                           Year First
                                           Elected a                                  Number of
                                           Trustee                                    Portfolios      Other
                                           and/or                                     in Trust        Directorships
                                           Officer of    Principal Occupation(s)      Overseen by     Held by
Name, Address and Age      Position Held   the Fund1     During Past Five Years       Trustee         Trustee2
---------------------      -------------   ---------     ----------------------       -------         --------

"Interested"3 Trustees
Roderick H. Dillon, Jr. *  Trustee         2000          President, Chief                6            None
Year of Birth: 1956                                      Executive Officer and
375 North Front                                          Chief Investment Officer
Street, Suite 300                                        of The Diamond Hill
Columbus, Ohio  43215                                    Investment Group, Inc.,
                                                         Columbus, Ohio, since
                                                         April 2000; Vice
                                                         President with Loomis,
                                                         Sayles & Company, a
                                                         financial services
                                                         company, from October
                                                         1997 to April 2000;
                                                         President and Chief
                                                         Investment Officer of
                                                         Dillon Capital
                                                         Management, an
                                                         investment advisory
                                                         firm, from July 1993 to
                                                         October 1997.

                                       11

William P. Zox  *          Trustee         2000          Investment Analyst with         6            None
Year of Birth: 1967                                      Diamond Hill Capital
375 North Front                                          Management, Inc., since
Street, Suite 300                                        January 2001; Partner
Columbus, Ohio  43215                                    with Schottenstein, Zox
                                                         and Dunn Co. LPA, 41 S.
                                                         High St., Columbus, Ohio
                                                         43215, a law firm, from
                                                         January 2000 to December
                                                         2000; Associate with
                                                         Schottenstein, Zox and
                                                         Dunn Co. LPA from July
                                                         1993 to January 2000.

Other Officers

James F. Laird *           President,      2001          President of Diamond Hill        N/A         None
Year of Birth: 1957        Treasurer,                    Securities, Columbus,
375 North Front            and Chief                     Ohio, since July 2001;
Street, Suite 300          Financial                     Vice President-Corporate
Columbus, Ohio  43215      Officer                       Strategy with Nationwide
                                                         Insurance from January
                                                         2001 to July 2001; Senior
                                                         Vice President-Product
                                                         Development with
                                                         Villanova Capital from
                                                         February 1999 through
                                                         December 2000; Vice
                                                         President and General
                                                         Manager with Nationwide
                                                         Advisory Services from
                                                         January 1995 through
                                                         February 1999 and
                                                         Treasurer with
                                                         Nationwide Mutual Funds
                                                         from January 1995
                                                         through December 2000.

Sandra L. Quinn            Secretary       2002          Vice President and               N/A         None
Year of Birth:                                           Secretary of Diamond Hill
375 North Front                                          Investment Group, Inc;
Street, Suite 300                                        Vice President and
Columbus, Ohio  43215                                    Secretary of Diamond Hill
                                                         Securities, Inc.; and
                                                         Vice President and
                                                         Secretary of Diamond Hill
                                                         Capital Management, Inc.
                                                         since 1991.

                                       12

"Non-Interested"
Trustees

John M. Bobb               Trustee         1997          Director of Headwaters           6           None
Year of Birth: 1941                                      Group, 8200 Clouse Road,
8200 Clouse Road                                         New Albany, Ohio, a fine
New Albany, Ohio 43054                                   arts consulting agency,
                                                         1994 to present.

George A. Skestos          Trustee         2000          President of Homewood            6           None
Year of Birth: 1968                                      Corporation, 750
750 Northlawn Drive                                      Northlawn Drive,
Columbus, Ohio  43214                                    Columbus, Ohio  43214, a
                                                         real estate development
                                                         firm, since September
                                                         1999; Director of the
                                                         Midland Life Insurance
                                                         Company since April 1998;
                                                         Officer of Huntington
                                                         Capital Corp. from April
                                                         1994 to September 1997.

Archie M. Griffin          Trustee         2001          Associate Director of            6           Abercrombie & Fitch;
Year of Birth: 1954                                      Athletics at The Ohio                        Motorists Insurance
410 Woody Hayes Drive                                    State University since
Columbus, OH  43210                                      1994; Director or Trustee
                                                         of Abercrombie & Fitch,
                                                         Motorists Insurance and
                                                         The Ohio Automobile Club.

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Trust) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser, Diamond Hill Capital Management, Inc., or its affiliated entities.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

                                                       Aggregate Dollar Range1
                              Dollar Range             of Shares Owned
                              of Fund                  in All Funds Within the
Name of Director              Shares Owned1            Trust Overseen by Trustee
"Non-Interested" Trustees

John Bobb                     $0 in each of                 $0-$10,000
                              the three Funds

George A. Skestos             $0 in each of                 $0
                              the three Funds

Archie M. Griffin             $0 in each of                 $0
                              the three Funds

"Interested" Trustees

Roderick H. Dillon, Jr.       Diamond Hill Focus Fund -     Over $100,000
                              $10,001 - $50,000
                              Diamond Hill Small Cap
                              Fund -Over $100,000
                              Diamond Hill Large Cap
                              Fund - $0

William P. Zox                Diamond Hill Focus Fund       Over $100,000
                              -Over $100,000
                              Diamond Hill Small Cap
                              Fund -Over $100,000
                              Diamond Hill Large Cap
                              Fund - $0

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for "interested" trustees include shares owned through Diamond Hill's retirement plan and 401(k) Plan.

     Trustee fees are Trust expenses. The compensation paid to the Trustees for the ten-month period ended December 31, 2001 is set forth in the following table:

                               COMPENSATION TABLE

                                           Pension or
                                           Retirement                        Total
                                           Benefits         Estimated        Compensation
                          Aggregate        Accrued as       Annual           from the Trust
                          Compensation     Part of Fund     Benefits Upon    Paid to
Trustee                   from the Trust   Expense          Retirement       Trustee1,
-------                   --------------   -------          ----------       ---------
Roderick H. Dillon, Jr.   None             None             None             None

Lisa R. Hunter            None             None             None             None

John M. Bobb              $3,750           None             None             $3,750

George A. Skestos         $1,250           None             None             $1,250

William P. Zox            $1,000           None             None             $1,000

Archie M. Griffin         $2,250           None             None             $2,250

1    The Trust consists of 4 series, including the Funds.

*    Ms. Hunter no longer serves as a Trustee of the Trust.

     The Board has no standing committees

     Messrs. Dillon and Zox are members of Diamond Hill Investment Partners, L.P., a private investment partnership, a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the Investment Company Act of 1940 and for which Diamond Hill Capital Management, Inc. serves as investment adviser and Diamond Hill General Partner, LLC, a limited liability company of which Diamond Hill Capital Management, Inc. serves as managing member, serves as general partner.

     During the past fiscal year, the Trustees considered and approved the renewal of each Fund's investment advisory agreement with the Adviser. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by the Adviser and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and administrative services fee on the expense ratio of each Fund;

     o the effect of the investment advisory fee and administrative services fee on the nature or level of services to be provided each Fund;

     o    the investment performance of each Fund;

     o    information   on   the   investment   performance,    advisory   fees,
          administrative services fees and expense ratios of other registered investment companies within the Trust;

     o information on the investment performance, advisory fees and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives and size to each Fund;

     o the investment approach used by the Adviser in the daily management of each Fund;

     o    information on the Adviser's portfolio managers;

     o the continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o any soft dollars received by Diamond Hill Securities, Inc., an affiliate of the Adviser, from the Funds' trades;

     o commissions received by Diamond Hill Securities, Inc., an affiliate of the Adviser, for executing securities transactions on behalf of each Fund;

     o ancillary benefits received by the Adviser and its affiliates as a result of their provision of investment advisory and other services to each Fund.

     The Trustees also considered financial information about the Adviser's costs, an analysis of historical profitability to the Adviser and its affiliates of the Fund's contracts, and the importance of supporting quality, long-term service by the Adviser to help achieve solid investment performance.

     As of March 31, 2002, The Trustees and Officers of the Trust as a group own 3.45% and 0%, respectively, of the Class A and Class C shares of the Diamond Hill Focus Fund, 10.43% and 0%, respectively, of the Class A and Class C shares of the Diamond Hill Small Cap Fund and 0% and 0%, respectively, of the Class A and Class C shares of the Diamond Hill Large Cap Fund.

     The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to a Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under each Management Agreement.

     While the Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     A Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Diamond Hill Securities, Inc. ("DHS"), in its capacity as a registered broker-dealer, will effect a portion of each Fund's securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Mesirow Financial, Inc.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as DHS) may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Therefore, DHS will not serve as a Fund's dealer in connection with over-the-counter transactions. However, DHS may serve as a Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Mesirow Financial, Inc.

     A Fund will not effect any brokerage transactions in its portfolio securities with DHS if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. Each Management Agreement provides that affiliates, or any affiliates of affiliates, of the Adviser may receive brokerage commissions in connection with effecting such transactions for a Fund. In determining the commissions to be paid to DHS, it is the policy of each Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be
(a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by DHS on comparable transactions for its most favored unaffiliated customers, except for customers of DHS considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by DHS to the Funds and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

     Each Management Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by DHS from brokerage commissions generated from portfolio transactions of a Fund.

     While the Funds contemplate no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. DHS will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

     When a Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Funds) may also be blocked with those of the Adviser, the Distributor or any of their affiliates. The Adviser, the Distributor and their affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Funds) are filled.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Funds) may pay certain financial institutions (which may include banks, brokers, dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. In addition, the Distributor (not the Funds) may compensate brokers and other intermediaries for directing assets to or retaining assets in a Fund. The Distributor is a registered broker-dealer and it is anticipated that it will receive brokerage commissions from each Fund. Both the Adviser and the Distributor are wholly owned by Diamond Hill Investment Group, Inc., a corporation which invests in financial services companies.

DISTRIBUTION PLANS

     Each class of each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits a Fund to pay for certain distribution and promotion activities related to marketing its shares. Pursuant to the Plans, each Fund will pay the Adviser a fee for the Adviser's services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares. In addition, each Fund will pay the Adviser a service fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. Payments received by the Adviser pursuant to either Plan may be greater or less than distribution expenses incurred by the Adviser with respect to the applicable class and are in addition to fees paid by each Fund pursuant to its Management Agreement and Administration Agreement.

     Under the Plans, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold
Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to a Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders;
(d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plans. The Funds do not participate in any joint distribution activities with other mutual funds.

     The Trustees expect that the Plans will significantly enhance each Fund's ability to expand distribution. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

     The Plans have been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person. Continuation of the Plans and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. Roderick H. Dillon, Jr. a Trustee and officer of the Trust, William P. Zox, a Trustee of the Trust, and James Laird, an officer of the Trust, may benefit indirectly from payments received by the Adviser under the Plans because of their relationships with the Adviser and its affiliates.

     The tables below state the amounts paid under each Fund's distribution plans for the ten-month period ended December 31, 2001.

         DISTRIBUTION PLAN EXPENSES PAID BY THE DIAMOND HILL FOCUS FUND

Type of Expense                                   Amount Paid
--------------------------------------------------------------------------------
                                                  Class A Shares  Class C Shares

Advertising                                       $0              $0
Printing and Mailing of Prospectuses              $0              $0
Compensation to Underwriters                      $0              $0
Compensation to Broker-Dealers                    $26,989         $9,364
Compensation to Sales Personnel                   $0              $0
Interest, Carrying, or Other Financial Charges    $0              $0
Total                                             $26,989         $9,364

       DISTRIBUTION PLAN EXPENSES PAID BY THE DIAMOND HILL SMALL CAP FUND

Type of Expense                                   Amount Paid
--------------------------------------------------------------------------------
                                                  Class A Shares  Class C Shares

Advertising                                       $0              $0
Printing and Mailing of Prospectuses              $0              $0
Compensation to Underwriters                      $0              $0
Compensation to Broker-Dealers                    $7,137          $2,587
Compensation to Sales Personnel                   $0              $0
Interest, Carrying, or Other Financial Charges    $0              $0
Total                                             $7,137          $2,587

       DISTRIBUTION PLAN EXPENSES PAID BY THE DIAMOND HILL LARGE CAP FUND

Type of Expense                                   Amount Paid
--------------------------------------------------------------------------------
                                                  Class A Shares  Class C Shares

Advertising                                       $0              $0
Printing and Mailing of Prospectuses              $0              $0
Compensation to Underwriters                      $0              $0
Compensation to Broker-Dealers                    $1,426          $482
Compensation to Sales Personnel                   $0              $0
Interest, Carrying, or Other Financial Charges    $0              $0
Total                                             $1,426          $482

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of a Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day,

Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon the calculation of the net asset value at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon the net asset value at the close of the Exchange on the next day thereafter on which the Exchange is open for trading.

     The net asset value per share for a class is calculated by adding the value of all securities and other assets of the Fund allocable to the class, deducting liabilities allocable to that class and dividing by the number of that class' shares outstanding. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

TAXES

     Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their respective net investment income and any realized capital gains.

INVESTMENT PERFORMANCE

                CALCULATION OF AVERAGE ANNUAL RETURN BEFORE TAXES

     Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)^n=ERV

Where:    P   = a hypothetical $1,000 initial investment
          T   = average annual total return
          n   = number of years
          ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns for Class A shares of the Diamond Hill Focus Fund for the annual period ended December 31, 2001 and for the period June 30, 2000 (inception) to December 31, 2001 were 0.01% and 1.48%, respectively. The average annual total return for Class C shares of the Diamond Hill Focus Fund for the period February 13, 2001 (inception) to December 31, 2001 was -10.48%. The average annual total returns for Class A shares of the Diamond Hill Small Cap Fund for the annual period ended December 31, 2001 and for the period December 29, 2000 (inception) to December 31, 2001 were 18.22% and 18.10%, respectively. The average annual total return for Class C shares of the Diamond Hill Small Cap Fund for the period February 20, 2001 (inception) to December 31, 2001 was 7.39%. The annual total return for Class A and Class C shares of the Diamond Hill Large Cap Fund for the periods June 29, 2001 (inception) through December 31, 2001 and September 25, 2001 (inception) through December 31, 2001, respectively, were 0.69% and 13.42%, respectively.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

                          1 YEAR (%)   SINCE INCEPTION (%)
                          --------------------------------
Diamond Hill Focus
Fund - Class A Shares      -0.59             1.05
       Class C Shares       N/A            -11.08

Diamond Hill Small Cap
Fund - Class A Shares      17.30            17.16
       Class C Shares       N/A              6.54

Diamond Hill Large Cap
Fund - Class A Shares       N/A             -5.13
      -Class C Shares       N/A             11.42

     The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    = a hypothetical initial payment of $1,000
     T    = average annual total return (after taxes on distributions)
     n    = number of years
     ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001,were:

                          1 YEAR (%)   SINCE INCEPTION (%)
                          --------------------------------
Diamond Hill Focus Fund
     Class A Shares          0.02            0.97
     Class C Shares          N/A            -7.11

Diamond Hill Small Cap Fund
     Class A Shares         11.10           14.01
     Class C Shares          N/A             3.71

Diamond Hill Large Cap Fund
     Class A Shares          N/A            -3.11
     Class C Shares          N/A             6.17

The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P     = a hypothetical initial payment of $1,000
     T     = average  annual  total  return  (after  taxes  on distributions and redemptions)
     n     = number of years
     ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

                          NON-STANDARDIZED PERFORMANCE
                          ----------------------------

     Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total return of Class A shares of the Diamond Hill Focus Fund as calculated in this manner for the period from June 30, 2000 (inception) to December 31, 2001 was 8.48%. The total return of Class C shares of the Diamond Hill Focus Fund as calculated in this manner for the period February 13, 2001 (inception) to December 31, 2001 was -8.69%. The total return of Class A shares of the Diamond Hill Small Cap Fund as calculated in this manner for the period from December 29, 2000 (inception) to December 31, 2001 was 25.46%. The total return of Class C shares of the Diamond Hill Small Cap Fund as calculated in this manner for the period from February 20, 2001 (inception) to December 31, 2001 was 9.39%. The total return for Class A and Class C shares of the Diamond Hill Large Cap Fund as calculated in this manner for the periods from June 29, 2001 (inception) through December 31, 2001 and September 25, 2001 (inception) through December 31, 2001, respectively, were 0.69% and 13.42%, respectively. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the commencement of operations of each class of shares of a Fund) as of the end of a specified period. The value, for Class A shares and Class C shares of the Diamond Hill Focus Fund for the period ended December 31, 2001 were $10,848 and $9,131, respectively. These values, for Class A shares and Class C shares of the Diamond Hill Small Cap Fund for the period ended December 31, 2001 were $12,546 and $10,939. These values for Class A shares and Class C shares of the Diamond Hill Large Cap Fund for the period ended December 31, 2001 were $10,069 and $11,342, respectively. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     Each Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Diamond Hill Focus Fund performance may be compared to the Wilshire 5000 Index and Russell 3000 Index; Diamond Hill Small Cap Fund performance may be compared to the Wilshire 4500 Index and Russell 2000 Index (the "Indexes"). With respect to the Indexes, shareholders should be aware that the Funds invest in other securities that are not included in the Indexes. The performance of the Indexes should not be considered indicative of future performance of the Funds.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of a Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. A Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of each Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of each Fund's investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

SUB-ADMINISTRATOR, SUB-FUND ACCOUNT AND SUB-TRANSFER AGENT

     Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4311, pursuant to the Administration, Accounting and Transfer Agency Agreement (the "Sub-Administration Agreement") entered into between Integrated and the Adviser, acts as the Fund's sub-transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of

Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Integrated. also acts as the Fund's sub-administrator and, in such capacity, manages the Fund's business affairs. In addition, Integrated., in its capacity as fund sub-accountant, provides the Fund with certain monthly reports, record-keeping and other management-related services. Fees of Integrated are paid by the Adviser under the Administration Agreement.

ACCOUNTANTS

     The firm of Crowe, Chizek and Company LLP, One Columbus, 10 West Broad Street, Columbus, Ohio 43215, has been selected as independent public accountants for the Trust for the ten-month period ended December 31, 2001 and for the fiscal year ending December 31, 2002. Crowe, Chizek and Company LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested. The Fund's financial statements incorporated by reference herein for fiscal years ended on or before February 28, 2001 were audited by McCurdy & Associates, CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145.

DISTRIBUTOR

     Diamond Hill Securities, Inc. ("DHS"), 375 North Front Street, Suite 300, Columbus, Ohio 43215, is the wholly-owned subsidiary of the Adviser, is the exclusive agent for distribution of shares of each Fund. The Distributor is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. DHS was paid the following commissions for effecting brokerage transactions on behalf of the Funds:

                   Diamond Hill        Diamond Hill          Diamond Hill
     Year          Focus Fund          Small Cap Fund        Large Cap Fund
     ----          ----------          --------------        --------------

     2000          $38,714             $   287               $     0
     2001          $58,332             $ 4,927               $ 6,366

James F. Laird, President, Treasurer and Chief Financial Officer of the Trust is a Director, President, Treasurer and Chief Financial Officer of the principal underwriter of the Funds. Sandra L. Quinn, Secretary of the Trust, is Vice President and Secretary of the principal underwriter of the Funds.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of March 31, 2002, the following persons owned 5% or more of a class of the Fund's outstanding shares:

FUND CLASS       NAME AND ADDRESS OF OWNER               PERCENTAGE OF OWNERSHIP

Focus Fund -     NFSC*                                           12.14%
Class C          Union Trust Co P/ADM
                 1611 Hilton Avenue
                 Columbus, GA  31906

                 NFSC*                                            7.81%
                 William J. Martin
                 Marcia W. Martin
                 5928 Roaring Branch Road
                 Columbus, GA  31904

                 NFSC FBO James E. Gates*                         7.07%
                 1415 Big Eddy Court
                 Columbus, GA  31904

                 NFSC*                                            6.51%
                 Southeastern Forge Inc Pft Shring Pl
                 P. O. Box 12068
                 Columbus, GA  31917

                 NFSC of West Ga Inc.*                            5.58%
                 Attn:  Jennifer Horne
                 1959 Hamilton Road
                 Columbus, GA  31904

Small Cap -      Paul D. Chambers                                21.39%
Class A
                 Dillon
                 4900 Tiedeman Road                               7.96%
                 Brooklyn, OH  44144

                 Meuse Family Fnd of Comm Found, Inc.             6.67%
                 1234 E. Broad Street
                 Columbus, OH  43205

Small Cap -      NFSC FBO George B. Hubbard, Jr.*                31.04%
Class C          2012 10th Avenue
                 Columbus, GA  31901

Small Cap -      NFSCFBO Margaret R. Angell                      10.53%
Class C          3736 Winkfield Place
                 Columbus, GA  31909

                 NFSC FBO Donald L. Bloebaum*                     6.03%
                 55 Waterway Court
                 Cataula, GA  31804

Small Cap -      NFSC FBO Arthur C. Angell*                       5.27%
Class C          117 Racetrack Rd., N.W.
                 Fort Walton Beach, FL  32547

Large Cap -      Paul D. Chambers*                               36.13%
Class A
                 Diamond Hill Capital Management                 13.62%
                 1105 Schrock Road, Suite 437
                 Columbus, OH  43229

                 Meuse Family Fnd of Comm Found, Inc.            13.51%
                 1234 E. Broad Street
                 Columbus, OH  43205

                 QP - Matrka Barbara K                            5.15%

Large Cap -      Diamond Hill Capital Management*                84.52%
Class C          1105 Schrock Road, Suite 437
                 Columbus, OH  43229

                 NFSC Abbott Jordan & Koon CPA 401K              10.24%
                 Brookstone Center Pkwy, Ste. 101
                 Columbus, GA  31904

*NFSC is deemed to control Focus Fund Class A and C shares and Small Cap Fund Class C shares. Paul D. Chambers is deemed to control Large Cap Fund Class A shares. Diamond Hill Capital Management, Inc., the Adviser, is deemed to control Large Cap Fund Class C shares. As the controlling shareholders of their respective Fund(s), they could control the outcome of any proposal submitted to shareholders for approval, including changes to their respective Fund(s)' fundamental policies or the terms of their respective management agreement with the Adviser.

FINANCIAL STATEMENTS

     The financial statements and independent accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Annual Report to Shareholders of the Diamond Hill Focus Fund, Diamond Hill Small Cap Fund and Diamond Hill Large Cap Fund for the ten-month period ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.

                    DIAMOND HILL SHORT TERM FIXED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 28, 2002
                           (Revised October 28, 2002)

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Diamond Hill Short Term Fixed Income Fund dated June 28, 2002. A free copy of the Prospectus can be obtained by writing the Sub-Transfer Agent at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or by calling 1-888-BANK-595.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

DESCRIPTION OF THE TRUST.......................................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........2

INVESTMENT LIMITATIONS........................................................21

ADDITIONAL TAX INFORMATION CONCERNING THE FUND................................23

SHARES OF THE FUND............................................................26

THE INVESTMENT ADVISER........................................................27

TRUSTEES AND OFFICERS.........................................................28

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................32

DISTRIBUTION PLAN.............................................................33

DETERMINATION OF SHARE PRICE..................................................35

INVESTMENT PERFORMANCE........................................................36

CUSTODIAN.....................................................................41

SUB-ADMINISTRATOR, SUB-FUND ACCOUNTANT AND
SUB-TRANSFER AGENT............................................................42

ACCOUNTANTS...................................................................42

PRINCIPAL UNDERWRITER.........................................................42

PRINCIPAL HOLDERS OF OUTSTANDING SHARES.......................................42

FINANCIAL STATEMENTS..........................................................43

DESCRIPTION OF THE TRUST

     Diamond Hill Short Term Fixed Income Fund (the "Fund") was organized on May 9, 2002 as a diversified series of Diamond Hill Funds (the "Trust"), an Ohio business trust. Until April 11, 2001, the Trust was known as The BSG Funds. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the "Shares"). The Fund is one of five series currently authorized by the Trustees. The Fund is currently authorized to issue two classes of Shares: Class A and Class I.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares will receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

     As of May 31, 2002, the Fund's investment adviser, Diamond Hill Capital Management, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215 (the "Adviser"), beneficially owned 100% of the outstanding Shares of the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

     A.   U.S. TREASURY OBLIGATIONS
          -------------------------

     The Fund may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Fund may also invest in Inflation Indexed Treasury Obligations.

     B.   GOVERNMENT SECURITIES
          ---------------------

         Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S.
government, see "Additional Information About Fund Investments and Risk Considerations - Mortgage-Related Securities" in this Statement of Additional Information.

     C.   COMMERCIAL PAPER
          ----------------

     Commercial paper consists of promissory notes issued by corporations. Although such notes are generally unsecured, the Fund may also purchase secured commercial paper. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund only purchases commercial paper that is rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Corporation ("S&P"), P-2 or better by Moody's Investors Service, Inc. ("Moody's") or F-2 or better by Fitch IBCA ("Fitch")) or if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

     D.   MORTGAGE-RELATED SECURITIES
          ---------------------------

     MORTGAGE-BACKED SECURITIES (CMOS AND REMICS). Mortgage-backed securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). (A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments).

     Mortgage-backed securities are debt securities representing interests in pools of mortgage loans assembled for sale to investors by:

     o    various governmental agencies such as Ginnie Mae;
     o    government-related organizations such as Fannie Mae and Freddie Mac;
     o    non-governmental  issuers such as commercial  banks,  savings and loan
          institutions,   mortgage  bankers,   and  private  mortgage  insurance
          companies.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

     Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

     Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

     Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "Mortgage Assets"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

     Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

     Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

     REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of the Fund's investment policies.

     CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     LIMITATIONS ON THE USE OF MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOS"), while the other class will receive all of the principal ("POS"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

     In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

     Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, the Fund may lose money on investments in SMBS.

     Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

     Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

     Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

     The Fund may invest in SMBS to enhance revenues or hedge against interest rate risk. The Fund may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitations on investments in illiquid securities.

     ADJUSTABLE RATE MORTGAGE LOANS. The Fund may invest in adjustable rate mortgage loans ("ARMS"). Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment "). Other ARMs ("Negatively Amortizing ARMs ") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM.

     Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

     Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

     Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

     Risks Factors of Mortgage-Related Securities
     --------------------------------------------

     Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     Interest Rate Sensitivity. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

     Market Value. The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

     Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

     Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Fund invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage ass-through securities, the rate of prepayment may be expected to decrease.

     E.   ASSET-BACKED SECURITIES
          -----------------------

     Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

     Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, the Fund may have to reinvest the proceeds from the securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, the Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

     F.   VARIABLE AND FLOATING RATE INSTRUMENTS
          --------------------------------------

     Certain obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

     "Variable Amount Master Demand Notes" are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

     The Fund may acquire "Variable and Floating Rate Instruments." A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value.

     A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Adviser under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market, could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. The Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

     LIMITATIONS ON THE USE OF VARIABLE AND FLOATING RATE NOTES. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund's net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which the Fund may purchase demand instruments that are not illiquid. If not rated, such instruments must be found by the Adviser, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

     G.   STRUCTURED INSTRUMENTS
          ----------------------

     Structured instruments are debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

     The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

     While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by the Adviser, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts.

     The Fund will invest only in structured securities that are consistent with the Fund's investment objective, policies and restrictions and the Adviser's outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, the Fund will not invest in structured instruments if the terms of the structured instrument provide that the Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

     Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund will treat such instruments as illiquid, and will limit its investments in such instruments to no more than 15% of the Fund's net assets, when combined with all other illiquid investments of the Fund.

     H.   BANK OBLIGATIONS
          ----------------

     Bank obligations consist of bankers' acceptances, certificates of deposit, and time deposits.

     "Bankers' Acceptances" are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

     "Certificates of Deposit" are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

     The Fund may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Fund may also invest in obligations (including banker's acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments" herein).

     "Time Deposits" are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. The Fund utilizes demand deposits in connection with its day-to-day operations. Time deposits will be maintained only at banks or savings and loan associations from which the Fund could purchase certificates of deposit.

     I.   MUNICIPAL SECURITIES
          --------------------

     Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, waterworks and sewer systems, and other utilities.

     Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

     In addition, certain debt obligations known as "Private Activity Bonds " may be issued by or on behalf of municipalities and public authorities to obtain funds to provide water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgage; student loan and redevelopment bonds; and bonds used for certain organizations exempt from Federal income taxation.

     Certain debt obligations known as "Industrial Development Bonds " under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply.

     Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

     The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

     The Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Fund may purchase short-term General Obligations Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and other forms of short-term loans.

     Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue.

     The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

     Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

     Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     Risk Factors in Municipal Securities
     ------------------------------------

     Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

     State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by

Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Litigation and Current Developments. Such litigation or conditions may from time to time materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Securities in the same manner.

     J.   FOREIGN INVESTMENTS
          -------------------

     The Fund may invest in certain debt obligations or debt securities of foreign issuers. Possible investments include debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, and Europaper.

     Risk Factors of Foreign Investments
     -----------------------------------

     Political and Exchange Risks. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

     Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

     Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

     Currency  Risk.  Foreign  securities  are typically  denominated in foreign
currencies.   The  value  of  the  Fund's  investments  denominated  in  foreign currencies and any funds held in foreign currencies will be affected by:

     o    Changes in currency exchange rates;

     o    The relative strength of those currencies and the U.S. dollar; and
     o    Exchange control regulations.

Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

     Limitations on the Use of Foreign Investments. Investments in all types of foreign obligations or securities will not exceed 10% of the net assets of the Fund.

     K.   SHORT-TERM FUNDING AGREEMENTS
          -----------------------------

     To enhance yield, the Fund may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

     The Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 15% of the Fund's net assets will be invested in short-term funding agreements and other illiquid securities.

     L.   REPURCHASE AGREEMENTS
          ---------------------

     Under the terms of a repurchase agreement, the Fund would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

     If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by the Fund under the 1940 Act.

     REPURCHASE AGREEMENT COUNTERPARTIES. Repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees.

     M.   INVESTMENT COMPANY SECURITIES
          -----------------------------

     The Fund may invest up to 5% of its total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of its total net assets in the securities of other investment companies. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

     N.   FUTURES CONTRACTS
          -----------------

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be utilized by the Fund with respect to fixed-income securities, foreign currencies, or financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodities Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     MARGIN REQUIREMENTS. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

     o are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded,
     o may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM, and
     o    are similar to good faith deposits or performance bonds.

     Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which they do business and by depositing margin payments in a segregated account with the Trust's custodian.

     SEC SEGREGATION REQUIREMENTS. In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contacts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position.

     LIQUIDITY IMPACT OF MARGIN AND SEC SEGREGATION REQUIREMENTS. Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

     LIMITS ON FUTURES CONTRACTS. The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     PURPOSE OF UTILIZING FUTURES. The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt security. If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     Risk Factors in Futures Transactions
     ------------------------------------

     Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

     Risk of Loss. Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

     Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

     O.   ILLIQUID SECURITIES.
          --------------------

     The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     5.   LOANS. The Fund will not loan its portfolio securities.

     6. REVERSE REPURCHASE AGREEMENTS. The Fund will not enter into reverse repurchase agreements.

     Temporary Defensive Positions
     -----------------------------

     To respond to unusual market conditions, the Fund may invest all or a portion of its in cash or cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Fund from meeting its investment objective. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

ADDITIONAL TAX INFORMATION CONCERNING THE FUND

     The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies, it will pay no federal income tax on the earnings it distributes to shareholders and it will eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

     In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies (to the extent such currency gains are directly related to the Fund's principal business of investing in stock or securities, or options or futures with respect to stock or securities) or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest. The Fund intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

     If the Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

     Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their "ordinary income" (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year, and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the undistributed amounts. For purposes of the excise tax, the Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions to avoid liability for the excise tax.

     Shareholders of the Fund will generally be subject to federal income tax on distributions received from the Fund. Dividends that are attributable to the Fund's net investment income will be taxed to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for non-corporate shareholders) regardless of how long the shareholder has held its shares. Distributions in excess of the Fund's current and accumulated "earnings and profits" will be treated by a shareholder receiving such distributions as a return of capital to the extent of such shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     The sale, exchange or redemption of Fund shares by a shareholder may give rise to a taxable gain or loss to that shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months (generally taxed at a 20% tax rate for non-corporate shareholders), and otherwise as short-term capital gain or loss. The maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than five years is 8% and 18%. The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2,
2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Certain investment and hedging activities of the Fund, including transactions in futures contracts, hedging transactions, forward contracts, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale and wash sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between the Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Certain securities purchased by the Fund are sold at original issue discount and thus do not make periodic cash interest payments. The Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any individual shareholder who has provided to the Fund either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate federal tax liability.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Fund. No attempt is made to present herein a complete explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

     The foregoing discussion are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

SHARES OF THE FUND

     Two classes of Shares, Class A shares and Class I shares, are authorized for the Fund. Both classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan, if any. The net asset value per share of both classes is expected to differ from time to time.

     Class A shares are subject to a sales load as shown in the following table.

================================================================================
                                     Sales Load as % of:
Amount of Investment
                                       Public      Net       Dealer Reallowance
                                      Offering   Amount          as % of
                                       Price    Invested   Public Offering Price
================================================================================
Less than $50,000                      2.75%      2.83%            2.25%
$50,000 but less than $100,000         2.25%      2.30%            2.00%
$100,000 but less than $250,000        1.75%      1.78%            1.50%
$250,000 but less than $500,000        1.00%      1.01%            1.00%
$500,000 but less than $1,000,000      0.50%      0.50%            0.50%
$1,000,000 or more                     None       None             None
================================================================================

     Class A shares are also subject to an annual 0.25% 12b-1 fee.

     Class I shares are not subject to a sales load or any 12b-1 fees. The minimum initial investment in the Class I shares of the Fund is $50,000. Class I shares are only eligible for purchase by the following qualified institutional investors: a bank, savings institution, trust company, insurance company, investment company, pension or profit sharing trust, or other entity deemed by the principal underwriter to be a financial institution or institutional buyer or a broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

     Trustees, directors, officers and employees of the Trust, the Adviser, service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase and redeem shares of the Fund without paying a sales charge. Broker-dealers with selling agreements with the principal underwriter and employee benefit plans established by same, clients of the Adviser and shareholders of Diamond Hill Investment Group, Inc. and employer-sponsored retirement plans, may purchase and redeem shares of the Fund without paying a sales charge. In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the principal underwriter. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares.

The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales changes for these investors.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Diamond Hill Capital Management, Inc., formerly known as Heartland Advisory Group, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215 (the "Adviser"). The Adviser is a wholly owned subsidiary of Diamond Hill Investment Group, Inc.

     Under the terms of the Trust's management agreement with the Adviser (the "Management Agreement"), the Adviser manages the Fund's investments. As compensation for management services, the Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of the Fund.

     The Adviser retains the right to use the name "Diamond Hill" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Diamond Hill" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Trust's principal underwriter may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     In connection with their approval of the Management Agreement for the Fund, the Trustees, with the advice and assistance of counsel for the Trust, received and considered information relating to the nature and scope of the services to be provided to the Fund by the Adviser and its affiliates. The Trustees considered background information regarding the Fund's portfolio manager, the level of the fees to be charged for advisory and other services, together with comparative fee and expense information showing, among other things, the fees to be paid for advisory, administrative and other services and the projected total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and administrative services fee on the projected expense ratio of the Fund;

     o information on the investment advisory fees and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives to the Fund;

     o the investment approach used by the Adviser in the daily management of the Fund;

     o    information on the Adviser's portfolio manager;

     o the continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o ancillary benefits received by the Adviser and its affiliates as a result of their provision of investment advisory and other services to the Fund.

     o    Diamond  Hill  Investment   Group,   Inc.'s   Consolidated   Financial
          Statements as of and for the year ended December 31, 2001.

     Under the terms of the Fund's administrative services agreement with the Adviser (the "Administration Agreement"), the Adviser renders all administrative and supervisory services to the Fund. The Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations.

     Under the Administration Agreement, the Adviser assumes and pays all ordinary expenses of the Fund not assumed by the Fund. The Fund pays all brokerage fees and commissions, taxes, borrowing costs, fees and expenses of the non-interested person trustees and extraordinary or non-recurring expenses. The Fund also pays expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act. Pursuant to an agreement, the Adviser will reimburse the Fund for all fees and expenses of the non-interested person trustees, through June 30, 2003.

     Pursuant to the Administration Agreement, the Adviser receives a fee which is paid monthly at an annual rate of 0.45% of the Fund's average daily net assets.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of the

Trust. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940.

     The Trust's Board of Trustees created an Audit Committee on May 9, 2002, comprised of Messrs. Bobb, Skestos and Griffin. The Audit Committee was created to (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers, (b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof, (c) ascertain the independence of the Trust's independent auditors, and (d) act as the liaison between the Trust's independent auditors and the Board. It is expected to meet at least twice during the fiscal year.

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee or officer who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

                                           Year First
                                           Elected a                                  Number of
                                           Trustee                                    Portfolios      Other
                                           and/or                                     in Trust        Directorships
                                           Officer of    Principal Occupation(s)      Overseen by     Held by
Name, Address and Age      Position Held   the Fund1     During Past Five Years       Trustee         Trustee2
---------------------      -------------   ---------     ----------------------       -------         --------

"INTERESTED"3 TRUSTEES:
Roderick H. Dillon, Jr. *  Trustee         2000          President, Chief Executive      6            Diamond Hill
Year of Birth: 1956                                      Officer and Chief                            Investment
375 North Front Street,                                  Investment Officer of                        Group, Inc.
Suite 300                                                Diamond Hill Investment
Columbus, Ohio  43215                                    Group, Inc., Columbus,
                                                         Ohio, since April
                                                         2000; Vice President
                                                         with Loomis, Sayles &
                                                         Company, a financial
                                                         services company,
                                                         from October 1997 to
                                                         April 2000; President
                                                         and Chief Investment
                                                         Officer of Dillon
                                                         Capital Management,
                                                         an investment
                                                         advisory firm, from
                                                         July 1993 to October
                                                         1997.

William P. Zox  *          Trustee         2000          Investment Analyst with         6            None
Year of Birth: 1967                                      Diamond Hill Capital
375 North Front Street,                                  Management, Inc., since
Suite 300                                                January 2001; Partner with
Columbus, Ohio  43215                                    Schottenstein, Zox and
                                                         Dunn Co. LPA, 41 S. High
                                                         St., Columbus, Ohio
                                                         43215, a law firm, from
                                                         January 2000 to December
                                                         2000; Associate with
                                                         Schottenstein, Zox and
                                                         Dunn Co. LPA from July
                                                         1993 to January 2000.

                                       29

                                           Year First
                                           Elected a                                  Number of
                                           Trustee                                    Portfolios      Other
                                           and/or                                     in Trust        Directorships
                                           Officer of    Principal Occupation(s)      Overseen by     Held by
Name, Address and Age      Position Held   the Fund1     During Past Five Years       Trustee         Trustee2
---------------------      -------------   ---------     ----------------------       -------         --------

OTHER OFFICERS:

James F. Laird *           President,      2001          President of Diamond Hill       N/A          None
Year of Birth: 1957        Treasurer,                    Securities, Columbus,
375 North Front Street,    and Chief                     Ohio, since July 2001;
Suite 375                  Financial                     Vice President-Corporate
Columbus, Ohio  43215      Officer                       Strategy with Nationwide
                                                         Insurance from
                                                         January 2001 to July
                                                         2001; Senior Vice
                                                         President-Product
                                                         Development with
                                                         Villanova Capital
                                                         from February 1999
                                                         through December
                                                         2000; Vice President
                                                         and General Manager
                                                         with Nationwide
                                                         Advisory Services
                                                         from January 1995
                                                         through February 1999
                                                         and Treasurer with
                                                         Nationwide Mutual
                                                         Funds from January
                                                         1995 through December
                                                         2000.

Sandra L. Quinn*           Secretary       2002          Vice President and              N/A          None
Year of Birth:                                           Secretary of Diamond Hill
375 North Front Street,                                  Investment Group, Inc.;
Suite 300                                                Vice President and
Columbus, OH  43215                                      Secretary of Diamond Hill
                                                         Securities, Inc.; and Vice
                                                         President and Secretary of
                                                         Diamond Hill Capital
                                                         Management, Inc. since
                                                         1991.
"NON-INTERESTED" TRUSTEES:

John M. Bobb               Trustee         1997          Director of Headwaters          6            None
Year of Birth: 1941                                      Group, 8200 Clouse Road,
8200 Clouse Road                                         New Albany, Ohio, a fine
New Albany, Ohio  43054                                  arts consulting agency,
                                                         1994 to present.

George A. Skestos          Trustee         2000          President of Homewood           6            None
Year of Birth: 1968                                      Corporation, 750 Northlawn
750 Northlawn Drive                                      Drive, Columbus, Ohio
Columbus, Ohio  43214                                    43214, a real estate
                                                         development firm, since
                                                         September 1999; Director
                                                         of the Midland Life
                                                         Insurance Company since
                                                         April 1998; Officer of
                                                         Huntington Capital Corp.
                                                         from April 1994 to
                                                         September 1997.

                                       30

                                           Year First
                                           Elected a                                  Number of
                                           Trustee                                    Portfolios      Other
                                           and/or                                     in Trust        Directorships
                                           Officer of    Principal Occupation(s)      Overseen by     Held by
Name, Address and Age      Position Held   the Fund1     During Past Five Years       Trustee         Trustee2
---------------------      -------------   ---------     ----------------------       -------         --------

Archie M. Griffin          Trustee         2001          Associate Director of           6            None
Year of Birth: 1954                                      Athletics at The Ohio
410 Woody Hayes Drive                                    State University since
Columbus, OH  43210                                      1994; Director or Trustee
                                                         of Abercrombie & Fitch,
                                                         Motorists Insurance and
                                                         The  Ohio Automobile Club.

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Trust) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Adviser to the Fund or its affiliated entities.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

                                                       Aggregate Dollar Range1
                              Dollar Range             of Shares Owned
                              of Fund                  in All Funds Within the
Name of Director              Shares Owned1            Trust Overseen by Trustee
"NON-INTERESTED" TRUSTEES

John Bobb                     $0                       $0-$10,000

George A. Skestos             $0                       $0

Archie M. Griffin             $0                       $0

"INTERESTED" TRUSTEES

Roderick H. Dillon, Jr.       $0                       Over $100,000

William P. Zox                $0                       Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for "interested" trustees include shares owned through Diamond Hill Investment Group, Inc.'s retirement plan and 401(k) Plan.

     Trustee fees and expenses are paid by the Trust. By written agreement, the Adviser reimburses the Fund for its portion of all fees and expenses of the non-interested person trustees borne by the Fund, through June 30, 2003. The compensation paid to the Trustees for the ten-month period ended December 31, 2001 is set forth in the following table:

COMPENSATION TABLE

                                           Pension or
                                           Retirement                        Total
                                           Benefits         Estimated        Compensation
                          Aggregate        Accrued as       Annual           from the Trust
                          Compensation     Part of Fund     Benefits Upon    Paid to
Trustee                   from the Trust   Expense          Retirement       Trustee1,
-------                   --------------   -------          ----------       ---------
Roderick H. Dillon, Jr.   None             None             None             None

Lisa R. Hunter            None             None             None             None

John M. Bobb              $3,750           None             None             $3,750

George A. Skestos         $1,250           None             None             $1,250

William P. Zox            $1,000           None             None             $1,000

Archie M. Griffin         $2,250           None             None             $2,250

1    The Trust consists of 5 series, including the Fund.

*    Ms. Hunter no longer serves as a Trustee of the Trust.

     Messrs. Dillon and Zox are members of Diamond Hill Investment Partners, L.P., a private investment partnership, a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the Investment Company Act of 1940 and for which Diamond Hill Capital Management, Inc. serves as investment adviser and Diamond Hill General Partner, LLC, a limited liability company of which Diamond Hill Capital Management, Inc. serves as managing member, serves as general partner.

     The Trustees and Officers of the Trust as a group own less than 1% of the shares of the Fund.

     The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices that are reasonable in relation to the benefits received.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons affiliated with the Adviser may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser or any of its affiliates. The Adviser and its affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Fund) are filled.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. In addition, the Principal Underwriter (not the Fund) may compensate brokers and other intermediaries for directing assets to or retaining assets in the Fund. Both the Adviser and the Principal Underwriter are wholly owned by Diamond Hill Investment Group, Inc., a corporation which invests in financial services companies.

DISTRIBUTION PLAN

     Effective May 9, 2002, the Trustees adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay for certain distribution and promotion expenses related to the distribution of its Class A shares. Pursuant to the Plan, the Fund will pay the Principal Underwriter a fee for the Principal Underwriter's services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares. Payments received by the Principal Underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the Principal Underwriter.

     Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Class A shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Class A shares, or that hold Class A shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (b) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request;
(c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Class A shares; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable, and
(h) costs of implementing and operating the 12b-1 Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Class A shares, either directly or through other persons with which the Trust has entered into agreements related to the 12b-1 Plan.

     The Trustees expect that the Plan will enhance the Fund's ability to expand the distribution of its Class A shares (or serve as a deterrent to redemptions). It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

     The Plan has been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the affected class, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. Roderick H. Dillon, Jr., a Trustee of the Trust, William P. Zox, a Trustee of the Trust, and James Laird, an officer of the Trust, may benefit indirectly from payments received by the Principal
Underwriter under the Plan because of their relationships with the Principal Underwriter or its affiliates.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The offering price for orders received before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon the calculation of the net asset value at the close of regular trading on the Exchange. For orders received after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon the net asset value at the close of the Exchange on the next day thereafter on which the Exchange is open for trading.

     The net asset value per share for a class is calculated by adding the value of all securities and other assets of the Fund allocable to the class, deducting liabilities allocable to that class and dividing by the number of that class' shares outstanding. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

INVESTMENT PERFORMANCE

     From time to time, the Fund may advertise yield, total return and/or distribution rate. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one-year period and is shown as a percentage of the investment.

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects an actual rate of return over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

     The distribution rate is computed by dividing the total amount of the dividends per share paid out during the past period by the maximum offering price or month-end net asset value depending on the class of the Fund. This figure is then "annualized" (multiplied by 365 days and divided by the applicable number of days in the period).

     Any  front-end  sales  charge   applicable  to  Class  A  shares  would  be
incorporated into the offering price in the distribution yield in place of month-end net asset value.

     Distribution rate is a measure of the level of income paid out in cash to shareholders over a specified period. It differs from yield and total return and is not intended to be a complete measure of performance. Furthermore, the distribution rate may include return of principal and/or capital gains. Total return is the change in value of a hypothetical investment over a given period assuming reinvestment of dividends and capital gain distributions. The yield refers to the cumulative 30-day rolling net investment income, divided by maximum offering price and multiplied by average shares outstanding during this period.

             CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)^n=ERV

Where:    P   = a hypothetical $1,000 initial investment
          T   = average annual total return
          n   = number of years
          ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period.

     CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

     The following SEC formula will be used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    = a hypothetical initial payment of $1,000
     T    = average annual total return (after taxes on distributions)
     n    = number of years
     ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

             CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES
                    ON DISTRIBUTIONS AND SALE OF FUND SHARES

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

     The following SEC formula will be used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P     = a hypothetical initial payment of $1,000
     T     = average  annual  total  return  (after  taxes  on distributions and redemptions)
     n     = number of years
     ATVDR = ending  value  of  a   hypothetical  $1,000  payment  made  at  the
             beginning of each period at the end of each period, after taxes on fund distributions and redemption

                              CALCULATION OF YIELD

     Performance information showing the Fund's 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature regarding the Fund. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:

     30-Day Yield     =     2[(a-b/cd +1)^6-1]

     In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of Shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

                        CALCULATION OF DISTRIBUTION RATE

     Performance information showing the Fund's and/or particular Class's distribution rate may be presented from time to time in advertising and sales literature regarding the Fund. The distribution rate is calculated as follows:


     Distribution Yield     =     a/(b) x 365 / c

     In the formula, "a" represents dividends distributed by a particular class during that period; "b" represents month end offer price or net asset value for a particular class; "c" represents the number of days in the period being calculated. "365" is the number of days in a year, used to annualize the distribution yield.

                          NON-STANDARDIZED PERFORMANCE

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the commencement of operations of each class of shares of the Fund) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to the Merrill Lynch 1-3 year U.S. Corporate/Government Index (the "Index"), and the performance of the Index as well as the Fund may be compared to other well-known indices of market performance including the [Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.] With respect to the Index, shareholders should be aware that the Fund invests in securities that are not included in the Index. The performance of the Index should not be considered indicative of future performance of the Fund.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

     Fees of the custodian are paid by the Adviser under the Administrative Agreement.

SUB-ADMINISTRATOR, SUB-FUND ACCOUNT AND SUB-TRANSFER AGENT

     Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4311, pursuant to the Administration, Accounting and Transfer Agency Agreement (the "Sub-Administration Agreement") entered into between Integrated and the Adviser, acts as the Fund's sub-transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Integrated. also acts as the Fund's sub-administrator and, in such capacity, manages the Fund's business affairs. In addition, Integrated., in its capacity as fund sub-accountant, provides the Fund with certain monthly reports, record-keeping and other management-related services. Fees of Integrated are paid by the Adviser under the Administration Agreement.

ACCOUNTANTS

     The firm of Crowe, Chizek and Company LLP, One Columbus, 10 West Broad Street, Columbus, Ohio 43215, has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2002. Crowe, Chizek and Company LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

PRINCIPAL UNDERWRITER

     Diamond Hill Securities, Inc. ("DHS"), 375 North Front Street, Suite 300, Columbus, Ohio 43215, is the wholly-owned subsidiary of the Adviser, is the exclusive agent for distribution of shares of the Fund. The principal underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     James F. Laird,  President,  Treasurer and Chief  Financial  Officer of the
Trust is a Director, President, Treasurer and Chief Financial Officer of the principal underwriter of the Fund. Sandra L. Quinn, Secretary of the Trust, is Vice President and Secretary of the principal underwriter of the Fund.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of May 31, 2002, the following persons owned 5% or more of a class of the Fund's outstanding shares:

FUND CLASS       NAME AND ADDRESS OF OWNER               PERCENTAGE OF OWNERSHIP

Class A          Diamond Hill Capital Management, Inc.            100%
                 375 North Front Street, Suite 300
                 Columbus, Ohio 43215

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

FINANCIAL STATEMENTS

     The Fund was recently organized and has therefore not included financial statements.

                                       43